[EXECUTION COPY]

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                                IOS CAPITAL, LLC
                           IKON OFFICE SOLUTIONS, INC.



                                       To


                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                   as Trustee






                                    INDENTURE


                                   Dated as of

                                  May 13, 2002





                   5% Convertible Subordinated Notes Due 2007




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                                TABLE OF CONTENTS

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
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                         ARTICLE 1DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


SECTION 1.01.  Definitions......................................................................2
SECTION 1.02.  Compliance Certificates and Opinions............................................11
SECTION 1.03.  Form of Documents Delivered to Trustee..........................................11
SECTION 1.04.  Acts of Holders of Securities; Record Dates.....................................12
SECTION 1.05.  Notices to Trustee, Company and IKON............................................14
SECTION 1.06.  Notice to Holders of Securities; Waiver.........................................14
SECTION 1.07.  Conflict with Trust Indenture Act...............................................15
SECTION 1.08.  Effect of Headings and Table of Contents........................................15
SECTION 1.09.  Successors and Assigns..........................................................15
SECTION 1.10.  Separability Clause.............................................................15
SECTION 1.11.  Benefits of Indenture...........................................................15
SECTION 1.12.  Governing Law...................................................................15
SECTION 1.13.  Legal Holidays..................................................................16

                             ARTICLE 2SECURITY FORMS


SECTION 2.01.  Forms Generally.................................................................16
SECTION 2.02.  Form of Face of Security........................................................16
SECTION 2.03.  Form of Reverse of Security.....................................................20
SECTION 2.04.  Form of Trustee's Certificate of Authentication.................................32
SECTION 2.05.  Form of Schedule I To Be Included on Global Securities..........................32

                             ARTICLE 3THE SECURITIES


SECTION 3.01.  Title and Terms.................................................................33
SECTION 3.02.  Denominations...................................................................34
SECTION 3.03.  Execution, Authentication, Delivery and Dating..................................34
SECTION 3.04.  Temporary Securities............................................................35
SECTION 3.05.  Registration, Registration of Transfer and Exchange.............................36
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities................................40
SECTION 3.07.  Payment of Interest; Interest Rights Preserved..................................40

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

SECTION 3.08.  Persons Deemed Owners...........................................................42
SECTION 3.09.  Cancellation....................................................................42
SECTION 3.10.  Computation of Interest.........................................................43
SECTION 3.11.  CUSIP Numbers...................................................................43

                       ARTICLE 4SATISFACTION AND DISCHARGE


SECTION 4.01.  Satisfaction and Discharge of Indenture.........................................43
SECTION 4.02.  Application of Trust Money......................................................44

                                ARTICLE 5REMEDIES


SECTION 5.01.  Events of Default...............................................................45
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment..............................47
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee.................47
SECTION 5.04.  Trustee May File Proofs of Claim................................................48
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities.....................49
SECTION 5.06.  Application of Money Collected..................................................49
SECTION 5.07.  Limitation on Suits.............................................................49
SECTION 5.08.  Unconditional Right of Holders to Receive Principal and Interest and to Convert.50
SECTION 5.09.  Restoration of Rights and Remedies..............................................50
SECTION 5.10.  Rights and Remedies Cumulative..................................................50
SECTION 5.11.  Delay or Omission Not Waiver....................................................51
SECTION 5.12.  Control by Holders..............................................................51
SECTION 5.13.  Waiver of Past Defaults.........................................................51
SECTION 5.14.  Undertaking for Costs...........................................................51
SECTION 5.15.  Waiver of Usury, Stay or Extension Laws.........................................52

                              ARTICLE 6THE TRUSTEE


SECTION 6.01.  Certain Duties and Responsibilities.............................................52
SECTION 6.02.  Notice of Defaults..............................................................52
SECTION 6.03.  Certain Rights of Trustee.......................................................53
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities..........................54
SECTION 6.05.  May Hold Securities; Act as Trustee Under Other Indentures......................54
SECTION 6.06.  Money Held in Trust.............................................................54
SECTION 6.07.  Compensation and Reimbursement..................................................54

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SECTION 6.08.  Corporate Trustee Required; Eligibility.........................................55
SECTION 6.09.  Resignation and Removal; Appointment of Successor...............................56
SECTION 6.10.  Acceptance of Appointment by Successor..........................................57
SECTION 6.11.  Merger, Conversion, Consolidation or Succession to Business.....................57
SECTION 6.12.  Preferential Collection of Claims Against Company...............................58
SECTION 6.13.  Not Responsible for Failures or Delays Beyond Trustee's Control.................58
SECTION 6.14.  Appointment of Authenticating Agent.............................................58

                            ARTICLE 7HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders.......................60
SECTION 7.02.  Preservation of Information; Communications to Holders..........................60
SECTION 7.03.  Reports by Trustee..............................................................61
SECTION 7.04.  Reports by Company..............................................................61

                           ARTICLE 8CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms............................61
SECTION 8.02.  Successor Substituted...........................................................62

                        ARTICLE 9SUPPLEMENTAL INDENTURES


SECTION 9.01.  Supplemental Indentures Without Consent of Holders..............................62
SECTION 9.02.  Supplemental Indentures with Consent of Holders.................................63
SECTION 9.03.  Execution of Supplemental Indentures............................................64
SECTION 9.04.  Effect of Supplemental Indentures...............................................64
SECTION 9.05.  Conformity with Trust Indenture Act.............................................65
SECTION 9.06.  Reference in Securities to Supplemental Indentures..............................65

                               ARTICLE 10COVENANTS


SECTION 10.01.  Payment of Principal and Interest..............................................65
SECTION 10.02.  Maintenance of Office or Agency................................................65
SECTION 10.03.  Money for Securities Payments to Be Held in Trust..............................66
SECTION 10.04.  Maintenance of 1996 Support Agreement..........................................67
SECTION 10.05.  Statement by Officers as to Default............................................68
SECTION 10.06.  Corporate Existence............................................................68

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SECTION 10.07.  Maintenance of Properties......................................................68
SECTION 10.08.  Delivery of Certain Information................................................68
SECTION 10.09.  Payment of Taxes and Other Claims..............................................69
SECTION 10.10.  Waiver of Certain Covenants....................................................69
SECTION 10.11.  Resale Registration Rights.....................................................69
SECTION 10.12.  Resale Book-entry System.......................................................69
SECTION 10.13.  100% Ownership Interest in the Company.........................................70

                       ARTICLE 11REDEMPTION OF SECURITIES


SECTION 11.01.  Right of Redemption............................................................70
SECTION 11.02.  Applicability of Article.......................................................70
SECTION 11.03.  Election to Redeem; Notice to Trustee..........................................70
SECTION 11.04.  Selection by Trustee of Securities to Be Redeemed..............................70
SECTION 11.05.  Notice of Redemption...........................................................71
SECTION 11.06.  Deposit of Redemption Price....................................................72
SECTION 11.07.  Securities Payable on Redemption Date..........................................72

                       ARTICLE 12CONVERSION OF SECURITIES


SECTION 12.01.  Conversion Privilege and Conversion Price......................................72
SECTION 12.02.  Exercise of Conversion Privilege...............................................73
SECTION 12.03.  Fractions of Common Stock......................................................75
SECTION 12.04.  Adjustment of Conversion Rate..................................................75
SECTION 12.05.  Notice of Adjustments of Conversion Rate.......................................75
SECTION 12.06.  Notice of Certain Corporate Action.............................................85
SECTION 12.07.  IKON to Reserve Common Stock...................................................86
SECTION 12.08.  Taxes on Conversions...........................................................87
SECTION 12.09.  Covenant as to Common Stock....................................................87
SECTION 12.10.  Cancellation of Converted Securities...........................................87
SECTION 12.11.  Provision in Case of Reclassification, Consolidation,
                Merger or Conveyance of Assets.................................................88
SECTION 12.12.  Responsibility of Trustee for Conversion Provisions............................89
SECTION 12.13.  Repayment of Certain Funds upon Conversion.....................................90
SECTION 12.14.  Rights Issued under the Outstanding Rights Agreement;
                Future Stockholder Rights Plans................................................90

                             ARTICLE 13SUBORDINATION

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SECTION 13.01.  Securities Subordinated to Senior Indebtedness.................................91
SECTION 13.02.  Securities Subordinated to Prior Payment of All Senior
                Indebtedness on Dissolution, Liquidation or Reorganization of the Company......91
SECTION 13.03.  Holders of Securities to Be Subrogated to Right of
                Holders of Senior Indebtedness.................................................93
SECTION 13.04.  Obligations of The Company Unconditional.......................................93
SECTION 13.05.  Company Not to Make Payment with Respect to Securities in
                Certain Circumstances..........................................................94
SECTION 13.06.  Notice to Trustee..............................................................95
SECTION 13.07.  Application by Trustee of Monies Deposited With It.............................95
SECTION 13.08.  Subordination Rights Not Impaired by Acts or Omissions of the
                Company or Holders of Senior Indebtedness......................................96
SECTION 13.09.  Trustee to Effectuate Subordination............................................96
SECTION 13.10.  Right of Trustee to Hold Senior Indebtedness...................................96
SECTION 13.11.  Article 13 Not to Prevent Events of Default....................................97
SECTION 13.12.  No Fiduciary Duty Created to Holders of Senior Indebtedness....................97
SECTION 13.13.  Article Applicable to Paying Agents............................................97
SECTION 13.14.  Certain Conversion Deemed Payment..............................................97

                          ARTICLE 14REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER


SECTION 14.01.  Right to Require Repurchase....................................................98
SECTION 14.02.  Notices; Method of Exercising Repurchase Right.................................98
SECTION 14.03.  Certain Definitions...........................................................100


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


         INDENTURE dated as of May 13, 2002 among IOS CAPITAL, LLC, a Delaware limited liability company (the "Company"), having its principal office at 1738
Bass Road, Macon, Georgia, 31208, IKON OFFICE SOLUTIONS, INC., an Ohio corporation ("IKON"), having its principal office at 70 Valley Stream Parkway, Malvern, Pennsylvania 19355, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New
York banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Company and IKON have duly authorized the execution and delivery of an issue of 5% Convertible Subordinated Notes Due 2007 (herein called the "Securities"), in an aggregate principal amount not to exceed
$350,000,000 and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company and IKON have duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Securities, the certificate of authentication to be borne by the Securities, a form of assignment, a form of repurchase election and a form of conversion notice to be borne by the Securities are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and IKON and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company and IKON, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized,

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are, and are to be, authenticated, issued and delivered, and in consideration of the premises of the purchase and acceptance of the Securities by the Holders thereof, the Company and IKON covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities (except as otherwise provided below), as follows:

                                    ARTICLE 1


             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.1. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (d) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section of this Indenture, as the case may be; and

          (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "1996 Support Agreement" means the Amended and Restated 1996 Support Agreement dated as of October 22, 1996, between the Company and IKON, as in effect on the date hereof or as it may from time to time be amended pursuant to the applicable provisions hereof or thereof.

         "Accepted Purchased Shares" shall have the meaning specified in Section 12.04(g).

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Adjustment Event" shall have the meaning specified in Section
12.04(k).

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through


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the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Members" has the meaning specified in Section 3.05.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means with respect to any Person either the board of directors of, such Person or any duly authorized committee of that board. In the case of a Person that is not a corporation, Board of Directors means the group of individuals performing similar functions for such Person.

         "Board Resolution" means, with respect to any Person, a resolution duly adopted by the Board of Directors of such Person, a copy of which, certified by the Secretary or an Assistant Secretary of such Person (or an individual performing similar functions for a Person that is not a corporation) to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any particular place of payment, place of conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions and trust companies in the City of New York or any city in which the Corporate Trust Office is located or in such particular place are authorized or obligated by law, regulation or executive order to close.

         "Change in Control" has the meaning specified in Section 14.03.

         "Closing Price" shall have meaning specified in 12.04(h).

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means any capital stock of any class of IKON which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of IKON and which is not subject to redemption by IKON. However, subject to the provisions of Section 12.11, shares issuable upon conversion of Securities shall include only shares of the class designated as Common Stock, no par value, of IKON at the date of execution of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of IKON and which are not

                                       3
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subject to redemption by IKON; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Common Stock Record Date" shall have the meaning specified in Section 12.04.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Continuing Directors" shall have the meaning specified in Section
14.03.

         "Conversion Agent" means any Person authorized by IKON to convert Securities in accordance with Article 12 and Section 10.02.

         "Conversion Price" has the meaning specified in Section 12.01 hereof, as adjusted in accordance with Section 12.04.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date of this Indenture is the address of the Trustee set forth in Section 1.05.

         "Current Market Price" shall have the meaning specified in Section 12.04(h).

         "Custodian" means Deutsche Bank Trust Company Americas, as custodian for the Depository of the Global Securities, until a successor custodian has been appointed by the Depository and thereafter "Custodian" shall mean the Person who is then the custodian of the Global Securities for the Depository.

         "default" shall have the meaning specified in Section 6.02.

         "Defaulted Interest" has the meaning specified in Section 3.07.

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

         "Depository" under this Indenture means the clearing agency registered under the Exchange Act that is designated to act as Depository for Global Securities. The Depository Trust Company shall be the initial Depository.

         "Designated Senior Indebtedness" means the Company's obligations under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof, or related agreements or documents to which the Company is a party, expressly provides that such indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture. The instrument, agreement or other document evidencing any Designated Senior Indebtedness may place limitations or conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness provided under this Indenture.

         "Determination Date" shall have the meaning specified in Section 12.04(k).

         "Distributed Securities" shall have the meaning specified in Section 12.04(d).

         "Dollar", "$" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company.

         "Event of Default" shall have the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.


         "Expiration Date" shall have the meaning specified in Section 1.04(e).

         "Expiration Time" shall have the meaning specified in Section 12.04(f).

         "Fair Market Value" shall have the meaning specified in Section
12.04(h).

         "Global Security" means a Security that evidences all or part of the Securities in global form as defined in Section 3.01.

         "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Initial Purchasers" means Deutsche Bank Securities Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article 14 or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 5.01(e) or 5.01(f).

         "Offer Expiration Time" shall have the meaning specified in Section 12.04(g).

         "Officer" means, with respect to the Company or IKON, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary or the Company or IKON, as the case may be.

         "Officers' Certificate" means, with respect to the Company or IKON, a certificate signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or IKON, as the case may be, and delivered to the Trustee; provided that for purposes of Section 10.05, an "Officers' Certificate" with respect to the Company or IKON means a written certificate signed by the principal executive, financial or accounting officer of the Company or IKON, as the case may be, and any one of the other officers referred to above and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or IKON, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation, including but not limited to Securities delivered for cancellation upon conversion in accordance with Section 12.10;

                   (2) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                   (3) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company and IKON; and

                   (4) Securities theretofore authenticated and delivered under this Indenture at the time this Indenture ceases to be of further effect upon the satisfaction and discharge hereof pursuant to Section 4.01.

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Securities owned by the Company, IKON or any other obligor upon the Securities or any Affiliate of the Company, IKON or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, IKON or any other obligor upon the Securities or any Affiliate of the Company, IKON or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Payment Default" means any default in the payment of principal, premium, if any, interest, rent or other obligation on Senior Indebtedness.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "The Portal Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchased Shares" shall have the meaning specified in Section
12.04(f).

         "Qualified Institutional Buyer" has the meaning specified in Rule 144A.

         "Record Date" means any Regular Record Date or Special Record Date.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Rights Agreement" has the meaning specified in Section 10.11.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means April 15 or October 15 (whether or not a Business
Day) next preceding the relevant Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

         "Representative" means the indenture trustee or other trustee, agent or representative for any class of Senior Indebtedness.

         "Repurchase Date" has the meaning specified in Section 14.01.

         "Repurchase Price" has the meaning specified in Section 14.01.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department) including without limitation any managing director, any director, any vice president, any assistant vice president, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case with direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Rights" shall have the meaning specified in Section 12.14.

         "Rights Agreement" shall have the meaning specified in Section 12.14

         "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.


         "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

         "Rule 144A Information" has the meaning specified in Section 10.08.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

         "Senior Indebtedness" means the following, whether outstanding upon issuance of the Securities or thereafter incurred or created: (a) the principal of, and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursement or indemnity obligations in respect of all indebtedness or obligations of the Company to any Person for money borrowed that is evidenced by a note, bond, debenture, loan or credit agreement, or similar instrument or agreement; (b) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company; (c) all noncontingent obligations of the Company (i) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (ii) under interest rate swaps, caps, collars, options and similar arrangements and (iii) under any foreign exchange contract, currency swap agreement, futures contract, currency option contract or other foreign currency hedge; (d) all obligations of the Company for the payment of money relating to capitalized lease obligations; (e) any liabilities of others described in the preceding clauses that the Company has guaranteed or which are otherwise its legal liability; and (f) renewals, extensions, refundings, refinancings, restructurings, amendments and modifications of any such indebtedness or guarantee; other than any indebtedness or other obligation of the Company that by its terms is not superior in right of payment to the Securities, any indebtedness owed by the Company to any Subsidiary of the Company or to IKON, or the Securities.

         "Shelf Registration Statement" means the registration statement that IKON has agreed to file under the Registration Rights Agreement on or prior to the 90th day of the original issuance of the Securities covering resales of the Common Stock issuable upon conversion of the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means with respect to any Person, a corporation of which more than 50% of the outstanding stock having ordinary voting power to elect directors is owned, directly or indirectly, by such Person or by one or more other corporations more than 50% of such stock of which is similarly owned or controlled.

         "Trading Day" shall have the meaning specified in Section 12.04(h).

         "Trigger Event" shall have the meaning specified in Section 12.04(d).

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

         "Vice President", when used with respect to the Company, IKON or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Wholly-Owned Subsidiary" of any Person means any Subsidiary of which, at the time of determination, all of the outstanding stock having ordinary voting power to elect directors (other than directors' qualifying shares) is owned by such Person directly and/or indirectly.

         SECTION 1.2. Compliance Certificates and Opinions. Upon any application or request by the Company or IKON to the Trustee to take any action under any provision of this Indenture, including in connection with the execution of this Indenture, the Company or IKON, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or IKON, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.05) shall include,

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or IKON may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or IKON stating that the information with respect to such factual matters is in the possession of the Company or IKON, as the case may be, or upon a certificate of a public official unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.4. Acts of Holders of Securities; Record Dates. (a Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or IKON. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, the Company and IKON, if made in the manner provided in this Section.

          (b The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c The ownership of Securities shall be proved by the Security
Register.

          (d Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or IKON in reliance thereon, whether or not notation of such action is made upon such Security.

          (e The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(b) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.5. Notices to Trustee, Company and IKON. Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a the Trustee by any Holder of Securities, by the Company or by IKON shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, which office as of the date hereof is located at 60 Wall Street, New York, New York 10005, Attention: Corporate Trust and Agency Services, or

          (b the Company or IKON by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or IKON, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or IKON, as the case may be.

         SECTION 1.6. Notice to Holders of Securities; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Holder entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9. Successors and Assigns. All covenants and agreements in this Indenture by the Company or IKON shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, the holders of Senior Indebtedness of the Company (solely with respect to Article 13), the Holders of Securities and, solely with respect to this Article 1 and Sections 10.08, 10.11,
12.08 and 12.09, the holders of Common Stock issuable upon the conversion of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or delivery for conversion of such Securities need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the Interest Payment Date or Redemption Date, Repurchase Date or at the Stated Maturity, or by such last day for conversion, as the case may be.


                                    ARTICLE 2

                                 SECURITY FORMS

         SECTION 2.1. Forms Generally. The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. The Company and IKON shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

         Any Global Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depository or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradeable on The Portal Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

         SECTION 2.2.  Form of Face of Security.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND CANNOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO IKON OFFICE SOLUTIONS, INC. OR A SUBSIDIARY THEREOF, (2) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) A NON-U.S. PERSON THAT IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. IF THE HOLDER HEREOF HAS PURCHASED THIS SECURITY IN RELIANCE ON REGULATION S, THE HOLDER WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR THE IKON COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN THIS LEGEND.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                IOS Capital, LLC

                    5% Convertible Subordinated Note Due 2007

                   Convertible into Shares of Common Stock of

                           IKON Office Solutions, Inc.

No. ___                                                                     $

CUSIP No. 462230AA1


         IOS Capital, LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, [the principal sum of DOLLARS][the principal sum set forth on Schedule I hereto]* on May 1, 2007 and to pay interest thereon from May 13, 2002 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 in each year, commencing on November 1, 2002, and at Maturity at the rate of 5% per annum, until the principal hereof is paid or made available for payment; provided that any amount of such principal or, to the extent permitted by applicable law, interest that is overdue shall bear interest at the rate of 5% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, if such manner shall be deemed practical by the Trustee, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

--------
         *  For Global Notes only.

         Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the Corporate Trust Office of the Trustee or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York; provided that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000) maintained by the payee with a bank in The City of New York; and provided further that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless any designation made by any Holder is revoked, any such designation made by such Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the Depository as then in effect.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, including without limitation, provisions giving the Holder of this Security the right to convert this Security into Common Stock, no par value, of IKON Office Solutions, Inc., an Ohio corporation. Such further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof (or an Authenticating Agent acting on its behalf) by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and IKON Office Solutions, Inc. have caused this Security to be duly executed.

                                           IOS Capital, LLC

--------------------------------           By:
                                               --------------------------------
                                                 Title:

Attest:


--------------------------------
Title:

                                           IKON OFFICE SOLUTIONS, INC.

--------------------------------           By:
                                               --------------------------------
                                                Title:

Attest:


--------------------------------
Title:

         SECTION 2.3. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company designated as its 5% Convertible Subordinated Notes Due 2007 (herein called the "Securities"), limited in aggregate principal amount to $350,000,000 issued and to be issued under an Indenture, dated as of May 13, 2002 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, IKON Office Solutions, Inc. ("IKON") and Deutsche Bank Trust Company Americas, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and any supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, IKON, the Trustee, the holders of Senior Indebtedness of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company prior to May 9, 2005. Thereafter, if the Shelf Registration Statement covering resales of the Common Stock issuable upon conversion of this Security is effective and expected to remain effective for 30 days following the redemption date, the Securities may be redeemed at the option of the Company, in whole or in part, at a Redemption Price of:

         102% during the period of May 9, 2005 through April 30, 2006, and

         101% during the period of May 1, 2006 through April 30, 2007 of the principal amount, in each case together with accrued interest to the Redemption Date.

         Notice of redemption (which notice shall be irrevocable) will be given by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register. Notice will be given not more than 60 nor less than 30 days prior to the Redemption Date, as provided in the Indenture.

         In any case where the due date for the payment of the principal of, or interest on, any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time prior to the close of business on May 1, 2007, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into validly issued fully paid and nonassessable Common Stock at an initial Conversion Price of $15.03 per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form of the Conversion Notice attached to this Security, to IKON, subject to any laws or regulations applicable thereto and subject to the right of IKON to terminate the appointment of the Conversion Agent (as defined below), at the Corporate Trust Office of the Trustee, or at the office or agency of the Company maintained in

The City of New York for such purpose, or at such other offices or agencies outside the United States that the Company may designate for such purpose (each a "Conversion Agent"). IKON hereby appoints Deutsche Bank Trust Company Americas, having an office at 60 Wall Street, New York, New York 10005 as such an agent in The City of New York. Except as provided in the Indenture, no payment or adjustment is to be made on conversion for cash dividends on the Common Stock issued upon conversion or, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip certificates representing fractions of shares will be issued upon conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) IKON shall pay a cash adjustment as provided in the Indenture, or alternatively, at IKON's option, IKON shall round up the conversion transaction to the next higher whole share.

         Notwithstanding any provision hereof, no securities will be delivered upon conversion of this Security or any portion hereof unless a conversion notice, substantially in the form attached to this Security, has been duly executed.

         If a Change in Control (as defined in the Indenture) occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then or thereafter to become due on all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as its attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, IKON and the rights of the Holders of the Securities under the Indenture at any time by the Company, IKON and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. During a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities selected for redemption and ending at the close of business on the day of such mailing, the Company shall not be required to issue, register the transfer of or exchange this Security except as provided in the Indenture.


         The Securities are issuable only in registered form without coupons and except as provided in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE



         1. Pursuant to Section 14.01 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

         2. The undersigned hereby directs the Trustee or the Company to pay it an amount in cash equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

Dated:
       --------------------------------


                                            --------------------------------

                                            --------------------------------
                                            Signature(s)

                                            Notice: Signature(s) must be
                                            guaranteed by an "eligible guarantor
                                            institution" meeting the
                                            requirements of the Trustee, which
                                            requirements will include membership
                                            or participation in the Securities
                                            Transfer Agents Medallion Program
                                            ("STAMP"), or such other "signature
                                            guarantee program" as may be
                                            determined by the Trustee in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


                                            --------------------------------
                                            Signature Guarantee

Principal amount to be repurchased:

Remaining principal amount following such repurchase:

                                CONVERSION NOTICE



To:      IKON Office Solutions, Inc.
         Deutsche Bank Trust Company Americas, as Conversion Agent
         60 Wall Street
         New York, New York 10005

Re:      IOS Capital, LLC
         5% Convertible Subordinated Notes Due 2007 (the "Securities")

         Reference is made to the Indenture dated as of May 13, 2002 (the "Indenture") among IOS Capital, LLC, IKON Office Solutions, Inc. and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This Conversion Notice relates to the Securities specified in paragraph 1 below, which are either (a) held by the undersigned (the "Holder") through the facilities of the Depository in the case of Securities issued in global form or
(b) registered in the name of the Holder. The Holder hereby irrevocably exercises its right to convert such Securities, or in the case of Securities issued in definitive form, the portion thereof, if any, specified in paragraph 1 below, into shares of Common Stock of IKON Office Solutions, Inc.

         Unless other arrangements are specified in paragraph 2, the Holder directs that certificates representing such shares of Common Stock be issued and delivered in the name of the Holder. Unless other arrangements are specified in paragraph 4, the Holder directs that any check in payment for a fractional share shall be delivered (a) in the case of Securities held in global form through the facilities of the Depository, for credit to the account indicated in paragraph 1 below or (b) in the case of Securities issued in definitive form, to the registered holder specified in paragraph 1 below. In the case of Securities issued in definitive form, the Holder directs that any unconverted portion of the Securities specified in paragraph 1 below, be issued and delivered to the registered holder specified in paragraph 1 below.

         The Holder confirms that it is either:

         |_| a "qualified institutional buyer" under Rule 144A under the Securities Act of 1933, as amended; or

         |_| a non-U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) outside the United States that is not acquiring the Common Stock issuable upon conversion on behalf of a U.S. person.

Unless one of the boxes is checked, the Conversion Agent will refuse to deliver the Common Stock issuable upon conversion in the name of the undersigned.

         The Holder acknowledges that the Common Stock issuable upon conversion has not been registered under the Securities Act of 1933, as amended (the "Securities Act") and cannot be resold, pledged or otherwise transferred unless registered under the Securities Act or unless an exemption from registration is available. The Holder acknowledges that in accordance with the Indenture, a legend will be placed on the certificates representing the shares of Common Stock to be issued upon conversion and that such shares will be subject to the restrictions on transfer set forth in the legend.

         The Holder acknowledges and agrees that, notwithstanding this request for conversion, IKON may require that additional certifications be delivered on behalf of the relevant beneficial owner(s), if it determines that doing so is necessary to comply with the requirements of the Securities Act or otherwise, as provided in the Indenture.

         If shares of Common Stock or any portion of the Securities not converted are to be issued in the name of a person other than the registered holder of the Security, the Holder or the proposed new registered holder will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the Holder on account of interest accompanies this Conversion Notice.

         Please provide the information requested below, as applicable.

1.       PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE
         CONVERTED:

         For Securities held in global form:

         Principal amount being converted:                    $
         CUSIP/CINS number(s):
         DTC, Euroclear or Clearstream account where held:

         For Securities held in definitive form:

         Principal amount represented by certificate:         $

         Principal amount being converted (if less than all): $
         Identifying number of certificate:

         2. IF THE COMMON STOCK IS TO BE REGISTERED IN A NAME OTHER THAN THE HOLDER

(a) Please specify the name in which the Common Stock issuable upon conversion should be registered and the address of the registered holder:

                  Registered Owner:
                  Address of Registered Owner:

(b) The proposed registered owner of the Common Stock set forth in paragraph 2(a) above confirms that it is either:

         |_| a "qualified institutional buyer" under Rule 144A under the Securities Act of 1933; or

         |_| a non-U.S. person (as defined in Regulation S under the Securities Act of 1933) outside the United States that is not acquiring the Common Stock on behalf of any U.S. person.

         The proposed new registered owner of the Common Stock set forth in paragraph 2(a) acknowledges that the Common Stock issuable upon conversion has not been registered under the Securities Act and cannot be resold, pledged or otherwise transferred unless registered under the Securities Act or unless an exemption from registration is available. The proposed new registered owner acknowledges that in accordance with the Indenture, a legend will be placed on the certificates representing the shares of Common Stock to be issued upon conversion and that such shares shall be subject to the restrictions on transfer set forth in the legend.

         Authorized signature
             of new Registered Owner:
                                            --------------------------------
                                            Title:

Unless one of the boxes in paragraph 2(b) is checked and the proposed new registered owner signs the confirmation set forth in paragraph 2(b), the Conversion Agent will refuse to issue the Common Stock in the name specified in paragraph 2(a).


3. PLEASE DELIVER CERTIFICATES representing the shares of Common Stock issuable upon conversion to the address set forth below at the risk and expense of the converting Holder. Any such expenses shall be prepaid by or on behalf of the converting Holder.

         Name:
         Address:
         Manner of delivery:

         (Addresses for delivery of certificates to converting Holders that have checked either of the non-U.S. person confirmations above must be outside the United States; if an address outside the United States is not provided for a non-U.S. person, the Conversion Agent will not deliver the certificates until an address outside the United States is supplied.)

4. IF A CHECK FOR A FRACTIONAL SHARE IS TO BE DELIVERED OTHER THAN AS SET FORTH ABOVE, please specify the name to whom the check should be payable and the address where the check should be mailed.

         Name for check:
         Address:

         Please sign and date this notice in the space provided below.


Dated:


                                            --------------------------------


                                            --------------------------------
                                            Signature(s)

                                            Signature(s) must be guaranteed by
                                            an "eligible guarantor institution"
                                            meeting the requirements of the
                                            Security registrar, which
                                            requirements include membership or
                                            participation in the Security
                                            Transfer Agent Medallion Program
                                            ("STAMP") or such other "signature
                                            guarantee program" as may be
                                            determined by the Security registrar
                                            in addition to, or in substitution
                                            for, STAMP, all in accordance with
                                            the Securities Exchange Act of 1934,
                                            as amended.


                                            --------------------------------
                                            Signature Guarantee

                                   ASSIGNMENT


         For value received ______________________________hereby sell(s)
assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints ______________________________________ as attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

         The undersigned confirms that such Security is being transferred:

         |_|      to IKON Office Solutions, Inc. or a subsidiary thereof; or

         |_| to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| to a non-U.S. person outside the United States in compliance with Regulation S under the Securities Act of 1933, as amended, that is not acquiring the Security for the account or benefit of any U.S. person;

and unless the Security has been transferred to IKON Office Solutions, Inc. or a subsidiary thereof, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated:




                                            --------------------------------


                                            --------------------------------
                                            Signature(s)


                                            Signature(s) must be guaranteed by
                                            an "eligible guarantor institution"
                                            meeting the requirements of the
                                            Security registrar, which
                                            requirements include membership or
                                            participation in the Security
                                            Transfer Agent Medallion Program
                                            ("STAMP") or such other "signature
                                            guarantee program" as may
                                            be determined by the Security
                                            registrar in addition to, or in
                                            substitution for, STAMP, all in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.



                                            --------------------------------
                                            Signature Guarantee

NOTICE: The signature of the Election of Holder to Require Repurchase, the Conversion Notice or the Assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

         SECTION 2.4. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
       -----------------------


                                        Deutsche Bank Trust Company Americas,
                                            as Trustee,


                                        By
                                            --------------------------------
                                            Authorized Signatory

         SECTION 2.5.  Form of Schedule I To Be Included on Global Securities.

                                                                                               Schedule I

Original Principal Amount of Global Security No.        , dated [date of Global Security]: $

                         Changes to Principal Amount of Global Security

==================================================================================================================

              Principal Amount of Securities by      Remaining Principal Amount of this     Authorized Signature
   Date      Which This Global Security Is to Be               Global Security             of officer of Trustee
               Reduced and Reason for Reduction             (following decrease)           or Security Custodian
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------

                                    ARTICLE 3

                                 THE SECURITIES

         SECTION 3.1. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.06, or 12.02.

         The Securities shall be known and designated as the "5% Convertible Subordinated Notes Due 2007" of the Company. Their Stated Maturity shall be May 1, 2007 and they shall bear interest at the rate of 5% per annum from May 13, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on May 1 and November 1 of each year, commencing November 1, 2002, and at Maturity, until the principal thereof is paid or made available for payment; provided that any amount of such principal or, to the extent permitted by applicable law, interest that is overdue shall bear interest at the rate of 5% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand.

         The principal of and interest on the Securities shall be payable in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the Corporate Trust Office or at an office or paying agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York; provided that upon application (including wire payment instructions) by the Holder to the Trustee not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000) maintained by the payee with a bank in The City of New York, New York; and provided further that subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless any designation made by any Holder is revoked, any such designation made by such Holder with respect to such Security will remain in effect with respect to any future payments with respect to such Security payable to such Holder. The Company will pay any administrative costs imposed by banks in connection with making such payments, upon application by the relevant Holder. Notwithstanding the second sentence of this paragraph, each payment of principal and interest in respect of a Global Security will be made in accordance with the procedures of the Depository as then in effect.

         The Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Securities set forth in Sections 2.02 and 2.03.

         The Securities shall be convertible as provided in Article 12.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article 13.

         The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article 14.

         So long as the Securities are eligible for book-entry settlement with the Depository, or unless otherwise required by law or otherwise contemplated by
Section 3.05(d), all of the Securities will be represented by one or more Securities in global form registered in the name of the Depository or the nominee of the Depository (the "Global Securities"). The transfer and exchange of beneficial interests in any such Global Security shall be effected through the Depository in accordance with this Indenture and the procedures of the Depository therefor. Except as provided in Section 3.05(d), beneficial owners of a Global Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Security.

         Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect redemptions, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Securities in accordance with this Indenture.

         SECTION 3.2. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.3. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its President, one of its Vice Presidents or its Treasurer, attested by its Secretary or one of its Assistant Secretaries and on behalf of IKON by its Chairman of the Board of Directors, its President, one of its Vice Presidents or its Treasurer, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or of IKON, as the case may be, shall bind the Company and IKON, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and IKON to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, a compliance certificate and Opinion of Counsel pursuant to Section 1.02 shall not be required, except in connection with the initial issuance of any Securities pursuant to this Indenture.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.4. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company and IKON shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities, of any authorized denominations. Until so exchanged, the temporary

Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 3.5. Registration, Registration of Transfer and Exchange. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02 for such purposes, and subject to other provisions of this Section 3.05, the Company and IKON shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, and subject to other provisions of this
Section 3.05, Securities may be exchanged for other Securities, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to other provisions of this Section 3.05, the Company and IKON shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and IKON, evidencing the same debt, and subject to other provisions of this Section 3.05, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, IKON or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, IKON and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company and IKON may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 3.06, 9.06 or 12.02 not involving any transfer and subject to Section 12.09.

          (b) Notwithstanding any other provision of this Indenture or the Securities, the Securities may not be transferred or exchanged in whole or in part other than (1) to IKON or a Subsidiary thereof, (2) a "qualified institutional buyer" as defined in Rule 144A, purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer or exchange is being made in reliance on Rule 144A or (3) to a non-U.S. person in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Regulation S under the Securities Act. Upon any assignment of a Security, the form of assignment set forth on the Security must be completed by the transferee. These transfer restrictions shall apply to any Outstanding Security, regardless of whether such Security could otherwise be sold without registration under the Securities Act.

          (c) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Security shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND CANNOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO IKON OFFICE SOLUTIONS, INC. OR A SUBSIDIARY THEREOF, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. IF THE

HOLDER HEREOF HAS PURCHASED THIS SECURITY IN RELIANCE ON REGULATION S THE HOLDER WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT; THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN THIS LEGEND."

       (d) The provisions of clauses (i), (ii), (iii) and (iv) below shall apply only to Global Securities:

                  (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.


                 (ii) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository or a nominee thereof unless (A) the Depository (i) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or
         (C) a request for certificates has been made upon 60 days' prior written notice given to the Trustee in accordance with the Depository's customary procedures and a copy of such notice has been received by the Company from the Trustee. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Depository. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depository or a nominee thereof shall not be a Global Security.

                (iii) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depository shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depository to the Trustee, as Security

         Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depository or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the Depository or an authorized representative thereof.

                 (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depository ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depository or such nominee, as the case may be, may be treated by the Company, IKON, the Trustee and any agent of the Company, IKON or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, IKON, the Trustee or any agent of the Company, IKON or, the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or such nominee, as the case may be, or impair, as between the Depository, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          (e) Notwithstanding any term herein to the contrary, neither the Trustee nor the Securities Registrar shall be responsible for ensuring that or ascertaining whether any transfer, exchange or conversion complies with the registration requirements of or exemption from the Securities Act or other federal or state securities laws that may be applicable; provided that if a form of assignment is specifically required by the express terms of Section 3.05(b) to be delivered to the Trustee by a transferee of a Security or a conversion notice is delivered to a Conversion Agent in accordance with Section 12.02, the Trustee shall be under a duty to receive and examine the same and determine whether it conforms on its face to the requirements hereof and appears to be delivered by the proper Person, and shall promptly notify the party delivering the same if such certificate does not so conform.

          (f) Neither the Trustee nor the Securities Registrar (nor any Paying Agent) shall be responsible for the accuracy of the books and records of, and shall have no liability for any actions or omissions of, the Depository or any Agent Member.

         SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company and IKON shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company, IKON and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, IKON or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and IKON shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and of IKON, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.7. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and shall notify each Holder of Securities of the proposed payment of such Defaulted Interest and the Special Record Date therefor in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so provided, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 3.07, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Any Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date and, as a result, the right to convert such Securities with respect to which the Holder has exercised redemption or repurchase rights would terminate during such period) must be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Securities being surrendered for conversion. No payment is to be made to the extent Defaulted Interest exists at the time of surrender for conversion. Accrued interest will be deemed to be cancelled, extinguished and forfeited upon conversion. In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) whose Stated Maturity is on such Interest Payment Date, interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

         SECTION 3.8. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.9. Cancellation. All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and a certificate of destruction delivered to the Company.

         SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


         SECTION 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption, repurchase or exchange as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption, repurchase or exchange and that reliance may be placed only on the other identification numbers printed on the Securities.


                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or replacement of Securities herein expressly provided for, any right to receive the payment of principal of, or interest on, such Securities and the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a)   either

                  (i) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.03) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                           (A) have become due and payable, or

                           (B) will become due and payable at their Stated
                  Maturity within one year, or

                           (C) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and that any consents required under any document evidencing and/or securing Senior Indebtedness have been obtained and are in full force and effect.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to clause (a)(ii)(A) above, the obligations of the Trustee under Section 4.02 and the last paragraph of Section
10.03 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article 13 or Article 14 (unless a Change in Control shall have occurred prior to such satisfaction and discharge).

         SECTION 4.2. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

         All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.



                                    ARTICLE 5

                                    REMEDIES

         SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon any Security when it becomes due and payable, whether or not such payment is prohibited pursuant to
Article 13 hereof, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal and premium, if any, on any Security when due, including on a Redemption Date or a Repurchase Date, whether or not such payment is prohibited pursuant to Article 13 hereof; or

          (c) default in the Company's obligation to provide notice of a Change in Control as provided by Section 14.02; or

          (d) default in the performance, or breach, of any term or provision of
Section 10.04; or

          (e) default in the performance, or breach, of any covenant or warranty of the Company or IKON in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or


          (f) a default under any bond, debenture, security or other evidence of indebtedness for money borrowed by the Company, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness in a principal amount in excess of $15,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in a principal amount in excess of $15,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such portion or such indebtedness, as the case may be, becoming no longer due and payable or having been discharged, or such acceleration having been rescinded or annulled, within a period of 15 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; or

          (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (i) in connection with any proceeding under any law relating to bankruptcy, insolvency or reorganization or relief of debtors involving IKON or one of its Subsidiaries, an order for relief shall be entered by a court of competent jurisdiction which affects any significant part of the assets of the Company or any of its Subsidiaries.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all the Securities and any accrued interest to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued interest on all Outstanding Securities shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i)    all overdue interest on all Securities,

                 (ii) the principal of any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates borne by the Securities,

                (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate prescribed therefor in the Securities, and

                 (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.07; and

          (b) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.


          SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at a rate of 5% per annum, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.4. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities) or its property or its creditors or IKON or one of IKON's Subsidiaries, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.6. Application of Money Collected. Any money collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.07; and

         SECOND: Subject to Article 13, to the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

         THIRD: To the Company.

         SECTION 5.7. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 5.8. Unconditional Right of Holders to Receive Principal and Interest and to Convert. Notwithstanding any other provision in this Indenture, but subject to Article 13, the Holder of a Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on such Security on the Stated Maturity (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be) and to convert such Security in accordance with
Article 12 (provided that such Holder delivers the Conversion Notice required by Section 12.02) and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         SECTION 5.9. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, IKON, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

          SECTION 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall, subject to Section 6.03(e), have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that

          (a) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all of the Securities waive any Event of Default or past default hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, any suit instituted by IKON, any suit instituted by the Trustee, any suit instituted by any Holder, or group of Holders holding in the aggregate more than 25% in aggregate principal amount of the Outstanding Securities, or any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article12.

         SECTION 5.15. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                    ARTICLE 6

                                   THE TRUSTEE

         SECTION 6.1. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, (a) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and (b) no provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

          SECTION 6.2. Notice of Defaults. If a default occurs hereunder, the Trustee shall notify each Holder of Securities of such default in the manner set forth in Section 1.06; provided, that in the case of any default of the character specified in Section 5.01(e) with respect to Securities, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities.

         The Trustee shall not be deemed to have knowledge of any default or Event of Default except (i) an Event of Default described in Section 5.01(a) or
(b) or (ii) any default or Event of Default of which the Trustee shall have received written notification or a Responsible Officer charged with the administration of the Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 7.04 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

          SECTION 6.3. Certain Rights of Trustee. Subject to the provisions of
Section 6.01:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon a Board Resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by Company Request or Company Order, and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution of the Company;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

          (d) the Trustee may consult with counsel (at the expense of the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security, other evidence of indebtedness or other paper or document, but the

Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

         SECTION 6.4. Not Responsible for Recitals or Issuance of Securities . The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 6.5. May Hold Securities; Act as Trustee Under Other Indentures. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent, any Security Registrar or any other agent of the Company or Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent, Security Registrar or such other agent.

         SECTION 6.6. Money Held in Trust. Subject to Section 10.03, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 6.7.  Compensation and Reimbursement.  The Company agrees

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all agents and other persons not regularly in its employ and the reasonable fees of in-house counsel in the regular employ of the Trustee which are allocable to this trust and the expenses and disbursements of such counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

          (c) to indemnify the Trustee and each predecessor Trustee and the officers, directors, employees and agents of the Trustee or any such predecessor Trustee for, and to hold harmless against, any loss, damage, claim, cost, liability or expenses (including reasonable attorneys fees or expenses) incurred without gross negligence or bad faith on the part of such Indemnified Party, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the duties of the Trustee hereunder, and the costs and expenses incurred in the course of defending itself against or investigating any claim of liability in the premises.

         The obligations of the Company under this Section to compensate and indemnify and to pay or reimburse Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

         If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (g) or (h) of Section 5.01 of this Indenture, the expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any other applicable federal or state law for the relief of debtors.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on the Securities.

         SECTION 6.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has either (i) a reported capital and surplus aggregating at least $50,000,000 or (ii) a reported capital and surplus aggregating at least $10,000,000 and is a wholly-owned subsidiary of a bank, a trust company or a bank holding company having a reported capital and surplus aggregating at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 6 shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)   If at any time:

                  (i) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of Securities for at least 6 months, or

                 (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If within 30 days after such resignation or removal no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or the Trustee, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities by mailing written notice of such event by first class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 6.10. Acceptance of Appointment by Successor. Every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, IKON and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or IKON or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided in Section 6.07.

         Upon request of any such successor Trustee, the Company and IKON shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

         SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 6.12. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          SECTION 6.13. Not Responsible for Failures or Delays Beyond Trustee's Control. In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond the Trustee's control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by the Indenture.

          SECTION 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an Authenticating Agent is appointed pursuant to this Section 6.14, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                           Deutsche Bank Trust Company Americas
                                           As Trustee


                                           By
                                              ----------------------------------
                                               As Authenticating Agent


                                           By
                                              ----------------------------------
                                               Authorized Officer

                                    ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than April 15 and October 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

         SECTION 7.2. Preservation of Information; Communications to Holders . The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

         SECTION 7.3. Reports by Trustee. Any Trustee's report required under
Section 3.13(a) of the Trust Indenture Act shall be transmitted by April 15 of each year, and shall be dated as of the preceding February 15, commencing April 15, 2003.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when any Securities are listed on any stock exchange.

         SECTION 7.4. Reports by Company. (a) The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (b) The Company shall file with the Trustee such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be requested from time to time by the Trustee.



                                    ARTICLE 8

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.1. Company May Consolidate, Etc., Only on Certain Terms . The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (a) the resulting or surviving entity is (i) the Company, (ii) IKON or (iii) if other than the Company or IKON, a direct wholly owned entity of IKON that is treated as a "disregarded entity" for U.S. Federal income tax purposes, provided that such entity is created or organized under the laws of the United States of America, any State thereof or the

         District of Columbia and expressly assumes the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, all by means of an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee;

                  (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article 8 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 8.2. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.




                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. Supplemental Indentures Without Consent of Holders . Without the consent of any Holders, the Company, when authorized by a Board Resolution, IKON, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

          (b) to add to the covenants of the Company or IKON for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or IKON; or

          (c) to add any additional Events of Default for the benefit of the Holders of Securities; or

          (d)   to secure the Securities; or

          (e) to modify the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of restricted securities generally; or

          (f) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

          (g) to accommodate the issuance, if any, of Securities in book-entry or definitive form and matters related thereto which do not adversely affect the interest of the Holders of Securities; or

          (h) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (i) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

          (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (j) shall not adversely affect the interests of the Holders of Securities in any material respect.

         SECTION 9.2. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than 66_% in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, IKON, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this

Indenture; provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security,

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption or mandatory repurchase thereof, or change the coin or currency in which any Security or any premium thereon or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or Repurchase Date, as the case may be), or

          (b) reduce the percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with provisions of this Indenture or defaults hereunder and their consequences) provided for in this Indenture, or

          (c) waive a default in the payment of principal of, or any premium or interest on, any Security, or

          (d) modify any of the provisions of this Section, Section 5.13 or
Section 10.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (e) modify any provisions of Article 12, 13 or 14 in a manner adverse to the Holders.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 9.6. Reference in Securities to Supplemental Indentures . Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.



                                   ARTICLE 10

                                    COVENANTS

         SECTION 10.1. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 10.2. Maintenance of Office or Agency. The Company hereby appoints Deutsche Bank Trust Company Americas, having its office at 60 Wall Street, New York, New York 10005 as its agent in The City of New York where Securities may be presented or surrendered for payment, may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. IKON appoints Deutsche Bank Trust Company Americas at the same office as its agent in The City of New York where conversion notices, certificates and other items required to be delivered to effect conversion may be delivered. The Company hereby appoints the principal Corporate Trust Office as Paying Agent for the payment of principal of and interest on the Securities and appoints such office of the Trustee, and its agent in the City of New York, as transfer agent where Securities may be surrendered for registration of transfer or exchange. IKON hereby appoints the principal Corporate Trust Office as Conversion Agent for the conversion of any of the Securities in accordance with Article 12.

         The Company or IKON, as the case may be, may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents with or without cause for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.03, (i) the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company, in respect of the Securities and this Indenture may be served, and (ii) IKON will maintain in the Borough of Manhattan, The City of New York, an office or agency where conversion notices, certificates and other items required to be delivered to effect conversion may be delivered. The Company or IKON, as the case may be, will give prompt written notice to the Trustee, and will give notice to Holders of Securities in the manner specified in Section 1.05, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

         If at any time the Company or IKON shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company and IKON, each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 10.3. Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or before each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 10.4. Maintenance of 1996 Support Agreement. The Company covenants that it:

                  (a) will observe and perform in all material respects all covenants or agreements of the Company contained in the 1996 Support Agreement;

                  (b) will cause IKON to maintain 100% direct or indirect ownership interest in the Company and to observe and perform in all material respects all financial covenants or agreements of IKON contained in the 1996 Support Agreement; and

                  (c) will not waive compliance under, amend in any material respect or terminate the 1996 Support Agreement; provided, that the 1996 Support Agreement may be amended or terminated if either (i) all the outstanding debt of the Company is repaid or (ii) approval of Holders of not less than 66_% in principal amount of the Outstanding Securities is obtained.

         SECTION 10.5. Statement by Officers as to Default. (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (b) The Company will, so long as there are any Outstanding Securities, deliver to the Trustee, forthwith upon any officer becoming aware of (i) any default or Event of Default or (ii) any default or event of default on the part of the Company under any other mortgage, indenture or instrument to which the Company is a party, an Officers' Certificate specifying such default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

         SECTION 10.6. Corporate Existence. Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 10.7. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 10.8. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or is exempt therefrom, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, or to a prospective purchaser of such Security designated by any such Holder to the extent required to permit compliance by such Holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Security by such Holder; provided that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such a Security (or any Predecessor Security) was acquired from the Company or (ii) the date such a Security (or any Predecessor Security) was last acquired from the Company or an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and provided further that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. Person" within the meaning of Regulation S if such Security may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

         SECTION 10.9. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 10.10. Waiver of Certain Covenants. The Company may, omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.04, 10.07 or 10.09 if before the time for such compliance the Holders of at least 66_% in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          SECTION 10.11. Resale Registration Rights. The holders of the Securities and the Common Stock issuable upon conversion thereof are entitled to the benefits of a Registration Rights Agreement, dated as of May 13, 2002, between IKON and the Initial Purchasers (the "Registration Rights Agreement").

         SECTION 10.12. Resale Book-entry System. If the Securities cease to trade in the Depository's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

         SECTION 10.13. 100% Ownership Interest in the Company. IKON covenants and agrees to maintain a 100% direct or indirect ownership interest in Company pursuant to the 1996 Support Agreement and further to cause the Company to remain at all times a "disregarded entity" for U.S. Federal income tax purposes.




                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

         SECTION 11.1. Right of Redemption. The Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Security set forth in Sections 2.02 and 2.03.

         SECTION 11.2. Applicability of Article. Redemption of Securities at the election of the Company, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article 11.

          SECTION 11.3. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution of the Company. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date.

         SECTION 11.4. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee (in principal amounts of $1,000 or integral multiples thereof), from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of a Security, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If any Security selected for partial redemption is submitted for conversion in part after such selection, the portion of such Security submitted for conversion shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is submitted for conversion in part before the mailing of the notice of redemption.

         Upon any redemption of less than all of the outstanding Securities, the Company and the Trustee shall, solely for purposes of determining the pro rata allocation among such Securities as are unconverted and outstanding at the time of redemption, treat as outstanding any Securities surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and shall treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 11.5. Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, in the manner set forth in Section 1.06. The Company will notify the Trustee in writing of any such redemption no less than 15 days prior to mailing of the notice of redemption to each Holder of Securities to be redeemed.

         All notices of redemption shall state:

                  (a) the Redemption Date,

                  (b) the Redemption Price (and the amount of accrued interest, if any),

                  (c) that on the Redemption Date, the Redemption Price and accrued interest, if any, will become due and payable and that interest thereon will cease to accrue on and after said date,

                  (d) the Conversion Price, the date on which the right to convert the Securities will terminate and the places where the Securities may be surrendered for conversion; and

                  (e) the place or places where the Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

         SECTION 11.6. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 11.7. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, the Holder of such Security shall be paid at the Redemption Price, together with accrued interest to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.



                                   ARTICLE 12

                            CONVERSION OF SECURITIES

         SECTION 12.1. Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article 12, at any time prior to the close of business on the Stated Maturity, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable Common Stock (calculated as to each conversion to the nearest 1/100 of a share) at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Redemption Date or Repurchase Date for such Security; subject, in the case of conversion of a Global Security, to any applicable book-entry procedures of the Depository for such conversion. In case a Security or portion thereof is called for redemption at the election of the Company or is delivered for repurchase at the option of the Holder, such conversion right in respect of the Security or portion thereof so called shall expire at the close of business on the Redemption Date or the Repurchase Date, unless the Company defaults in making the payment due upon redemption or the repurchase, as the case may be (subject as aforesaid to any applicable book-entry procedures).

         The Securities may be converted into shares of Common Stock at a price (herein called the "Conversion Price") of $15.03 per share. The Conversion Price shall be adjusted in certain instances as provided in this Article 12.

         SECTION 12.2. Exercise of Conversion Privilege. In order to exercise the conversion privilege with respect to any Security or portion thereof, the Holder of any Security to be converted or any other person acting on its behalf shall surrender such Security, duly endorsed or assigned to the Company or in blank at any office or agency of IKON maintained for that purpose pursuant to
Section 10.02, accompanied by a duly signed conversion notice substantially in the form provided on the Securities stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Alternatively, if such Security is represented by a Global Security, conversion may be effected by written order given to the Trustee in accordance with the applicable procedures of the Depository then in effect. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security which has been called for redemption on a Redemption Date or repurchase on a Repurchase Date and, as a result, the right to convert such Security with respect to which the Holder has exercised redemption or repurchase rights would terminate during such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof as the case may be) being surrendered for conversion; provided that no such payment need be made with respect to Defaulted Interest existing at the time of conversion. The interest so payable on such Interest Payment Date in respect of such Security (or portion thereof, as the case may be) surrendered for conversion shall be paid to the Holder of such Security as of such Regular Record Date. In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) whose Stated Maturity is on such Interest Payment Date, interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in this paragraph, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Except as provided in this paragraph and subject to the last paragraph of Section 3.07, no cash payment or adjustment shall be made on account of any cash dividends on the Common Stock issued upon conversion or, if the date of conversion is not an Interest Payment Date, on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time (unless such Holder shall have so surrendered such Security and shall have instructed IKON to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date). As promptly as practicable on or after the conversion date, IKON shall issue and deliver, out of its authorized but previously unissued (or, in the case of treasury stock of IKON, validly issued) shares of Common Stock, a certificate or certificates for the number of full shares of newly issued Common Stock issuable upon conversion, together with payment in lieu of any fraction of a Common Stock share, as provided in Section 12.03.

         All Common Stock delivered upon such conversion shall bear the restrictive legend set forth in Section 3.05(c) and shall be subject to the restrictions on transfer set forth in the legend.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

         If Common Stock to be issued upon conversion of a Security, or Securities to be issued upon conversion of a Security in part only, are to be registered in a


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

name other than that of the Holder of such Security, the new registered Holder must sign and complete the confirmation for new holders provided on the form of conversion notice provided on the Securities and the Security Registrar shall, prior to the conversion of such Security, record in the Security Register the transfer of that portion of the Security to be so converted in the name of the person in whose name such Common Stock or Securities are to be registered.

         SECTION 12.3. Fractions of Common Stock. No fractional shares of Common Stock or scrip certificates in respect thereof shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any Security or Securities, the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in Dollars equal to the same fraction of the Closing Price (calculated in accordance with Section 12.04(h) below) on the day of conversion, or alternatively, at the Company's option, the Company shall round up the conversion transaction to the next higher whole share.

          SECTION 12.4. Adjustment of Conversion Rate. The Conversion Price shall be adjusted from time to time by the Company as follows:

          (a) In case IKON shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price shall be decreased so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction:

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination; and

                 (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of IKON. IKON will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of IKON. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

          (b) In case IKON shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be decreased so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction:

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price; and

                 (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase.

Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by IKON for such rights or warrants and any amount payable on exercise


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

or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors of IKON.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction, or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case IKON shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of IKON or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 12.04(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 12.04(a) (any of the foregoing hereinafter in this Section 12.04(d) called the "Distributed Securities")), then, in each such case (unless IKON elects to reserve such Distributed Securities for distribution to the Holders of Securities upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Distributed Securities which such Holder would have received if such Holder had converted its Securities into Common Stock immediately prior to the Common Stock Record Date (as defined in Section 12.04(h)) for such distribution of the Distributed Securities), the Conversion Price shall be decreased so that the same shall be equal to the rate determined by multiplying the Conversion Price in effect on the Common Stock Record Date with respect to such distribution by a fraction,

                  (i) the numerator of which shall be the Current Market Price on such Common Stock Record Date less the fair market value (as determined by the Board of Directors of IKON, whose determination shall be conclusive, and described in a resolution of the Board of Directors of IKON) on the Common Stock Record Date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock; and

                  (ii) the denominator of which shall be the Current Market Price on such Common Stock Record Date,

such adjustment to become effective immediately prior to the opening of business on the day following such Common Stock Record Date; provided that if the then

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

fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Common Stock Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Distributed Securities shall have the right to receive upon conversion the amount of Distributed Securities such Holder would have received had such Holder converted each Security on the Common Stock Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors of IKON determines the fair market value of any distribution for purposes of this
Section 12.04(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Common Stock Record Date.

         Rights or warrants distributed by IKON to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of its capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):
(i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section
12.04 (and no adjustment to the Conversion Price under this Section 12.04 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this
Section 12.04(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this
Section 12.04 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         No adjustment of the Conversion Price shall be made pursuant to this
Section 12.04(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by IKON for distribution to Holders of Securities upon conversion by such holders of Securities to Common Stock.

         For purposes of this Section 12.04(d) and Sections 12.04(a) and (b), any dividend or distribution to which this Section 12.04(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price adjustment required by this Section 12.04(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price adjustment required by Sections 12.04(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Common Stock Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Sections 12.04(a) and (b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.04(a).

          (e) In case IKON shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this Section 12.04(e) (as adjusted to reflect subdivisions or combinations of the Common Stock), and
(B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 12.04(h)) during the ten Trading Days (as defined in Section 12.04(h)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of IKON, whether voluntary or involuntary), then, in such case, the Conversion Price shall be decreased so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such record date by a fraction,

                  (i) the numerator of which shall be the Current Market Price on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock; and

                  (ii) the denominator of which shall be the Current Market Price on such record date,

such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of a Security shall have the right to receive upon conversion the amount of cash such holder would have received had such Holder converted the Security on the record date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 12.04(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 12.04(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by IKON or any Subsidiary of IKON for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors of IKON, whose determination shall be conclusive and described in a resolution of the Board of Directors of IKON) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be decreased so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction:

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

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

                 (ii) the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If IKON or any Subsidiary of IKON is obligated to purchase shares pursuant to any such tender or exchange offer, but is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than IKON or any Subsidiary of IKON for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors of IKON, whose determination shall be conclusive, and described in a resolution of the Board of Directors of IKON) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors of IKON is not recommending rejection of the offer, the Conversion Price shall be decreased so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately prior to the Offer Expiration Time by a fraction:

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Closing Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and

                 (ii) the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time

         (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. If such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12.04(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause IKON to engage in any transaction described in
Article 8.

          (h) For purposes of this Section 12.04, the following terms shall have the meaning indicated:

                   (1) "Closing Price" with respect to any security on any day shall mean the last sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way as of 4:00 p.m. (New York City time), in each case as quoted on the New York Stock Exchange or, if such security is not quoted or listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of IKON for that purpose, or a price determined in good faith by the Board of Directors of IKON or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                   (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days selected by IKON commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

                   If another issuance, distribution, subdivision or combination to which Section 12.04 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors of IKON to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Price of the Common Stock during such period.

                   (3) "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                   (4) "Common Stock Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors of IKON or by statute, contract or otherwise).

                   (5) "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) IKON may make such decreases in the Conversion Price, in addition to those required by Sections 12.04(a), (b), (c), (d), (e), (f) or (g) as the Board of Directors of IKON considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, IKON from time to time may decrease the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board of Directors of IKON shall have made a determination that such decrease would be in the best interests of IKON, which determination shall be conclusive. Whenever the Conversion Price is decreased pursuant to the preceding sentence, IKON shall mail to Holders of record of the Securities a notice of the decrease at least fifteen (15) days prior to the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.

          (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided that any adjustments that by reason of this Section 12.04) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by IKON and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to any plan by IKON for reinvestment of dividends or interest. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of IKON), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Securities are convertible.

          (k) In any case in which this Section 12.04 provides that an adjustment shall become effective immediately after (1) a record date or record date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 12.04(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 12.04(b), (4) the Expiration Time for any tender or

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

exchange offer pursuant to Section 12.04(f), or (5) the Offer Expiration Time for a tender or exchange offer pursuant to Section 12.04(g) (each a "Determination Date"), IKON may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the Holder of any Security converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 12.03. For purposes of this Section 12.04(k), the term "Adjustment Event" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event,

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

                  (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

                 (iv) in any case referred to in clause (4) or clause (5) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

          (l) For purposes of this Section 12.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of IKON but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. IKON will not pay any dividend or make any distribution on shares of Common Stock held in its treasury.

          SECTION 12.5. Notice of Adjustments of Conversion Rate. Whenever the Conversion Price is adjusted as herein provided:

                  (a) IKON shall compute the adjusted Conversion Price in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer of IKON setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith promptly be filed with the Trustee and with each Conversion Agent; and

                  (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by IKON to all Holders in accordance with
         Section 1.06.

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Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate, or any Board Resolution or other certificate filed with the Trustee pursuant to the terms of this Article 12, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

         SECTION 12.6.  Notice of Certain Corporate Action.  In case:

                  (a) IKON shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 12.04; or

                  (b) IKON shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights or warrants (not being available on an equivalent basis to Holders of the Securities upon conversion); or

                  (c) of any reclassification or reorganization of the Common Stock of IKON (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation, merger or share exchange to which IKON is a party and for which approval of any shareholders of IKON is required, or of any tender offer by IKON or any Subsidiary of IKON for all or any portion of the Common Stock, or of the conveyance, transfer, sale or lease of all or substantially all of the assets of IKON; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of IKON;

then IKON shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.06, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the effective date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the


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proceedings described in clauses (a) through (d) of this Section 12.06. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by IKON with the Trustee.

         IKON shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.06, notice of any tender offer by IKON or any Subsidiary of IKON for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

         SECTION 12.7. IKON to Reserve Common Stock. IKON shall at all times while any Securities are Outstanding reserve and keep available, free from preemptive rights, out of its authorized but previously unissued Common Stock, for the purpose of effecting the conversion of the Securities, the full number of shares of Common Stock then issuable upon the conversion of all such Outstanding Securities.

         SECTION 12.8. Taxes on Conversions. Except as provided in the next sentence, IKON will pay any and all transfer, stamp, documentary and other similar taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to IKON the amount of any such tax or duty or has established to the satisfaction of IKON that such tax or duty has been paid.

         SECTION 12.9. Covenant as to Common Stock. IKON covenants that all Common Stock which may be delivered upon conversion of Securities will be validly issued shares and upon such delivery, will have been fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

         Before taking any action which would cause an adjustment decreasing the Conversion Price to an amount below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, IKON will take all corporate action which may, in the opinion of its counsel, be necessary in order that IKON may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         IKON covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, IKON will in good faith and as


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expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and Exchange Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         IKON further covenants that, if at any time the Common Stock shall be listed on The New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities; provided that, if the rules of such exchange or automated quotation system permit IKON to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, IKON covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

         SECTION 12.10. Cancellation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 3.09.

         SECTION 12.11. Provision in Case of Reclassification, Consolidation, Merger or Conveyance of Assets. In case of any reclassification or change of the outstanding shares of Common Stock (other than a subdivision to which Section 12.05(c) applies), any consolidation of IKON with, or merger of IKON into or with any other Person, or in case of any sale of all or substantially all of the assets of IKON, IKON or the Person formed by such consolidation or the Person into which IKON shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security that is convertible into Common Stock shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property or assets (including cash), if any, receivable upon such reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such reclassification, consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Indenture. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of Common Stock do


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not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 12.11. Anything in this Section 12.11 to the contrary notwithstanding, the provisions of this Section 12.11 shall not apply to a merger or consolidation of another corporation with or into IKON pursuant to which both of the following conditions are applicable: (i) IKON is the surviving corporation and (ii) the outstanding shares of Common Stock are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

         As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such reclassification, consolidation, merger or sale, or as to the appropriate adjustments of the conversion price applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

         SECTION 12.12. Responsibility of Trustee for Conversion Provisions. The Trustee, subject to the provisions of Section 6.01, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature, extent or amount of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into, or to recalculate or verify the contents of any certificate or Board Resolution filed with it by IKON pursuant to the terms of this Article 12. Neither the Trustee, subject to the provisions of Section 6.01, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of IKON to make any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion;


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

and the Trustee and any Conversion Agent shall not be responsible for any failure of IKON to comply with any of the covenants of IKON, contained in this
Article 12.

         SECTION 12.13. Repayment of Certain Funds upon Conversion. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article 12 shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

         SECTION 12.14. Rights Issued under the Outstanding Rights Agreement; Future Stockholder Rights Plans. (a) IKON has entered into a Rights Agreement dated as of June 18, 1997 (the "Rights Agreement") with National City Bank. Under the Rights Agreement, preferred share purchase rights (the "Rights") have been, and may in the future be, issued in respect of shares of Common Stock. Each share of Common Stock issued upon conversion of any Security pursuant to this Article 12 shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such conversion. If hereafter the Rights separate from the Common Stock in accordance with the provisions of the Rights Agreement so that Holders of Securities would thereafter not be entitled to receive any Rights in respect of the Common Stock issuable upon conversion of such Security, the Conversion Price will be adjusted as provided in Section 12.04(d) on the separation date, subject to readjustment in the event of the expiration, termination or redemption of the Rights. In lieu of any such adjustment, IKON may amend the Rights Agreement to provide that upon conversion holders of the Securities will receive, in addition to the Common Stock issuable upon such conversion, the Rights which would have attached to such shares of Common Stock if the Rights had not become separated from the Common Stock pursuant to the provisions of the Rights Agreement.

          (b) If IKON hereafter adopts any stockholder rights plan similar to the Rights Agreement, Holders of the Securities shall be entitled to receive upon conversion of their Securities in addition to the shares of Common Stock issuable upon conversion the related rights for the Common Stock whether or not the rights under the future stockholder rights plan have separated from the Common Stock at the time of conversion but otherwise subject to the generally applicable terms of such plan and no additional adjustment to the Conversion Price shall be made for the future stockholder rights plan under Section 12.05(d).




                                   ARTICLE 13

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

                                  SUBORDINATION

         SECTION 13.1. Securities Subordinated to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security by his acceptance thereof likewise covenants and agrees, that all Securities are subject to the provisions of this Article 13; and each Person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions and acknowledges that such provisions are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

         The payment of the principal of and interest on and any other payment due pursuant to this Indenture or any Securities issued hereunder (including, without limitation, the payment or deposit of the Redemption Price or Repurchase Price pursuant to Articles 11 and 14, respectively, shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed.

         SECTION 13.2. Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Company. Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to creditors upon any dissolution, winding-up, total or partial liquidation, or reorganization of the Company (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, or receivership proceedings, or upon an assignment for the benefit of creditors, or any marshaling of the assets and liabilities of the Company, or otherwise), then in such event:

                  (a) all Senior Indebtedness (including principal thereof and interest thereon) shall first be paid in full before any Payment of the Securities (as defined in Section 13.05) is made;

                   (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to which the Holders of Securities or the Trustee on behalf of such Holders would be entitled except for the provisions of this Article 13, including any such payment or distribution which may be payable or deliverable by reason of the payment of another debt of the Company being subordinated to the payment of the Securities, shall be paid or delivered by any debtor, custodian or other person making such payment or distribution, directly to the holders of the Senior Indebtedness or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably


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

         according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 13.02, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of Securities before all Senior Indebtedness is paid in full, such payment or distribution (subject to the provisions of Sections 13.06 and 13.07) shall be held in trust for the benefit of, and shall be immediately paid or delivered by the Trustee or such Holders of Securities, as the case may be, to the holders of Senior Indebtedness remaining unpaid, or their Representative or Representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

         For purposes of this Section 13.02, the words "any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities" shall not include equity securities of, or other equity interests in, the Company, or any other securities of the Company or any other corporation, provided for by a plan of reorganization or readjustment of the Company, which equity securities, equity interests or other securities are subordinated in right of payment to all then outstanding Senior Indebtedness at least to the extent the Securities are subordinated in this Article 13, provided that (i) the Senior Indebtedness is assumed by the new Person, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 8 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 8.

         The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

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

         Upon any distribution of assets of the Company referred to in this
Article 13, the Trustee, subject to the provisions of Section 6.01, and the Holders of Securities shall be entitled to conclusively rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13; provided that the foregoing shall apply only if such court, trustee, liquidating trustee or other person has been fully apprised of the provisions of this Article 13.

         SECTION 13.3. Holders of Securities to Be Subrogated to Right of Holders of Senior Indebtedness. Subject to the prior payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full, and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders of Securities would be entitled except for the provisions of this Article 13, and no payment pursuant to the provisions of this Article 13 to the holders of Senior Indebtedness by the Holders of Securities shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of Securities, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article 13 are, and are intended, solely for the purpose of defining the relative rights of the Holders of Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         SECTION 13.4. Obligations of The Company Unconditional. Nothing contained in this Article 13 or elsewhere in this Indenture or in any Security is intended to or shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holders of Securities the principal of and interest on the Securities, as and when the same shall become due and payable in accordance with the terms of the Securities, or to affect the relative rights of such Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder of Securities from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article 5, and the rights, if any, under this
Article 13 of the holders of Senior


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Indebtedness in respect of assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy.

         SECTION 13.5. Company Not to Make Payment with Respect to Securities in Certain Circumstances. Upon the occurrence of a Payment Default on any Senior Indebtedness, unless and until the amount of Senior Indebtedness affected by such Payment Default then due shall have been paid in full, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay principal of or interest on the Securities or any other amount due pursuant to this Indenture or any Securities or make any deposit pursuant to
Article 4, 11 or 14 and shall not repurchase, redeem or otherwise retire any Securities (collectively, "Payment of the Securities").

         Upon (1) the occurrence of a default on Designated Senior Indebtedness (other than a Payment Default) that occurs and is continuing that permits the holders of such Designated Senior Indebtedness (or their Representative or Representatives) to accelerate its maturity and (2) receipt by the Company and the Trustee from a Representative of such Designated Senior Indebtedness of written notice of such occurrence and the imposition of a Payment Blockage Period hereunder, then the Company shall not make any Payment of the Securities for a period (the "Payment Blockage Period") commencing on the earlier of the date of receipt by the Company or the Trustee of such notice and ending on the earlier of (subject to any blockage of payments that may then be in effect under this Section 13.05) (x) the date 179 days after such date, (y) the date such default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged, or (z) the date such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative of the Designated Senior Indebtedness initiating the Payment Blockage Period, after which, in case of clause (x), (y) or (z), as the case may be, the Company shall resume making any and all required payments. Notwithstanding any other provision of this Agreement, only one Payment Blockage Period may be commenced within any consecutive 365-day period, and no event of default with respect to any Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to such Designated Senior Indebtedness shall be, or can be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days.

         In the event that, notwithstanding the foregoing provisions of this
Section 13.05, any Payment of the Securities shall be made by or on behalf of the Company and received by the Trustee, any Holder of Securities or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), which payment was prohibited by

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

this Section 13.05, then, unless and until all Senior Indebtedness then due, as to which a default shall have occurred, shall have been paid in full, or such default shall have been cured or waived, such payment (subject, in each case, to the provisions of Sections 13.06 and 13.07) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their Representative or Representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

         SECTION 13.6. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their Representative or Representatives; and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled to assume conclusively that no such facts exist.

         The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 13, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each Person under this Article 13, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.7. Application by Trustee of Monies Deposited With It . Money deposited in trust with the Trustee pursuant to Section 4.02 (or in the event that the Company acts as its own Paying Agent, pursuant to Section 10.03) and not in violation of this Article 13 shall be for the sole benefit of Holders of Securities and shall thereafter not be subject to the subordination provisions of this Article 13. Otherwise, any deposit of monies by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 13.01, 13.02, 13.03 and 13.05; except that, if at least three Business Days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security), a Responsible Officer of the Trustee shall not have received with respect to such monies the notice provided for in Section 13.06, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to or after such date. This Section 13.07 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article 13.

         SECTION 13.8. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders of Securities. No amendment of this Article 13 or any defined terms used herein or any other Sections referred to in this Article 13 which adversely affects the rights hereunder of holders of Senior Indebtedness, shall be effective unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

         SECTION 13.9. Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge and effectuate the subordination provided in this Article 13 and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 13.10. Right of Trustee to Hold Senior Indebtedness. The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 13 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

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

         SECTION 13.11. Article 13 Not to Prevent Events of Default. The failure to make a Payment of the Securities by reason of any provision in this Article 13 shall not be construed as preventing the occurrence of an Event of Default under Section 5.01.

         SECTION 13.12. No Fiduciary Duty Created to Holders of Senior Indebtedness. Notwithstanding any other provision in this Article 13, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article 13 or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article 13 and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         SECTION 13.13. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 13 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 13 in addition to or in place of the Trustee; provided, that Sections 13.06, 13.10 and
13.12 shall not apply to the Company if it acts as Paying Agent.

         SECTION 13.14. Certain Conversion Deemed Payment. For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article12 shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on the Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of IKON, the Company or any Subsidiary of IKON or the Company and (b) securities of the Company or Subsidiaries of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article 13. Nothing contained in this
Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 12.



                                   ARTICLE 14

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              REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER


         SECTION 14.1. Right to Require Repurchase. In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, on a date (the "Repurchase Date") fixed by the Company that is not less than 45 days nor more than 60 days after the date of the Company Notice (as defined in Section 14.02) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price") plus interest accrued to the Repurchase Date; provided, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section
3.07. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 4, unless a Change in Control shall have occurred prior to such discharge. Whenever in this Indenture there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

         SECTION 14.2. Notices; Method of Exercising Repurchase Right. (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities or the Securities have been previously redeemed, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in Section 1.06, notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each notice of a repurchase right shall state:

                  (i) the Repurchase Date,

                  (ii) the date by which the repurchase right must be exercised,

                  (iii) the Repurchase Price, and

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

                  (iv) a description of the procedure which a Holder must follow to exercise a repurchase right.

         The Company will also disseminate a press release regarding such Change in Control through Dow Jones & Company, Inc. or Bloomberg Business News or through such other public medium as it may use at the time.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

          (b) To exercise the repurchase right, a Holder shall deliver to the Trustee and the Company on or before the third Business Day before the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is repurchased in part, the serial number thereof and the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised. The notice of exercise may be withdrawn by the Holder at any time before the close of business on the Business Day immediately preceding the Repurchase Date.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) the Repurchase Price in cash for payment to the Holder on the Repurchase Date or, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised.

          (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 5% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount


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

equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

         SECTION 14.3.  Certain Definitions.  For purposes of this Article 14:

                  (a) a "Change in Control" means the occurrence of one or more of the following events:

                           (i) any sale, lease, exchange or other transfer (in
                  one transaction or a series of related transactions) of all or substantially all of the assets of IKON and its Subsidiaries, taken as a whole, to any person or group of related persons, as defined in Section 13(d) of the Securities Exchange Act of 1934 (a "Group");

                          (ii) the approval by the holders of capital stock of
                  IKON of any plan or proposal for the liquidation or dissolution of IKON (whether or not otherwise in compliance with the provisions of this Indenture);

                         (iii) any person or Group shall become the owner,
                  directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by IKON's issued and outstanding voting stock of, or any successor to, all or substantially all of IKON's assets; or

                          (iv) the first day on which a majority of the members
                  of the Board of Directors of IKON are not Continuing
                  Directors.

                  (b) "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of IKON who (i) was a member of such Board of Directors on the date of the original issuance of the Securities or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.


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

         In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           IOS CAPITAL, LLC


                                           By:
                                              ----------------------------------
                                             Jack F. Quinn
                                             Treasurer
Attest:


----------------------------------
Arlen Shenkman
Assistant Secretary

                                           IKON OFFICE SOLUTIONS, INC.


                                            By:
                                              ----------------------------------
                                              Jack F. Quinn
                                              Treasurer
Attest:


----------------------------------
Arlen Shenkman
Assistant Secretary

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS


                                           By:
                                              ----------------------------------
                                              Wanda Camacho
                                              Vice President
Attest:


----------------------------------
Annie V. Jaghatstanyan
Associate

State of New York          )
                           )  ss.:
County of New York         )

         On the 13th day of May, 2002, before me personally came Jack F. Quinn, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of IOS Capital, LLC, a limited liability company described in and which executed the foregoing instrument; that he knows the seal of said limited liability company; that the seal affixed to said instrument is such limited liability company seal; that it was so affixed by authority of the Board of Managers of said limited liability company; and that he signed his name thereto by like authority.



                                              ----------------------------------

State of New York          )
                           ) ss.:
County of New York         )

         On the 13th day of May, 2002, before me personally came Jack F. Quinn, to me known, who, being by me duly sworn, did depose and say that he is a Treasurer of IKON Office Solutions, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                              ----------------------------------

State of New York          )
                           ) ss.:
County of New York         )

         On the 13th day of May, 2002, before me personally came Wanda Camacho, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of Deutsche Bank Trust Company Americas, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                                              ----------------------------------

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